                                                                    EXHIBIT 99.1


                                  CERTIFICATION


            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)





         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of ImmunoGen, Inc., a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:


         The Annual Report on Form 10-K for the year ended June 30, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




         Dated:  September 19, 2002      /s/ MITCHEL SAYARE
                                         -----------------------------------

                                         Mitchel Sayare, Chairman of the Board
                                         of Directors, Chief Executive Officer
                                         and President
                                         [principal executive officer]



         Dated:  September 19, 2002      /s/ GREGG D. BELOFF
                                         -----------------------------------

                                         Gregg D. Beloff, Vice President and
                                         Chief Financial Officer
                                         [principal financial officer]




         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.